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                                                                   Exhibit 10.42

                         REGISTRATION RIGHTS AGREEMENT


                                                    December ___, 1999


Trustees of the Interep Employee Stock Ownership Plan
c/o Interep National Radio Sales, Inc.
100 Park Avenue
New York, New York 10017

Trustees of the Interep Stock Growth Plan
c/o Interep National Radio Sales, Inc.
100 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

          In connection with the initial public offering by Interep National Radio Sales, Inc. (the "Company") of its Class A Common Stock, pursuant to a registration statement on Form S-1, filed with the Securities and Exchange Commission (the "Commission"), and in consideration of your approval thereof, the Company hereby covenants and agrees with each of you as follows:

          1.  Certain Definitions.  As used herein, the following terms have the
              -------------------
following meanings:

          "Class A Common Stock" means the Class A common stock of the Company,
           --------------------
     par value $.01 per share.

          "Class B Common Stock" means the Class B common stock of the Company
           --------------------
     par value $.01 per share.

          "Common Stock" means the Class A Common Stock and the Class B Common
           ------------
     Stock.

          "Exchange Act" means the Securities Exchange Act of 1934 or any
           ------------
     similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Holder" means either of the Employee Stock Ownership Plan or the
           ------
     Stock Growth Plan.
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          "Registration Expenses" means the expenses so described in Section 8.
           ---------------------

          "Restricted Stock" means any shares of capital stock of the Company,
           ----------------
     the certificates for which are required to bear the legend set forth in
     Section 2.

          "Securities Act" means the Securities Act of 1933 or any similar
           --------------
     federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" means the expenses so described in Section 8.
           ----------------

          2.  Restrictive Legend.  Each certificate representing shares of
              ------------------
Common Stock now held by the Holders shall be stamped or otherwise imprinted with a legend substantially in the following form:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN COMPLIANCE WITH THAT ACT AND APPLICABLE STATE SECURITIES LAWS

          3.  Notice of Proposed Transfer.  Prior to any proposed transfer of
              ---------------------------
any Restricted Stock, other than under the circumstances described in Section 4, 5 or 6, a Holder shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of the Restricted Stock may be effected without registration under the Securities Act, whereupon the Holder shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice; provided, however,
                                                             --------  -------
that, notwithstanding the proposed terms of transfer set forth in such notice, for a period of two years commencing on the date hereof, Restricted Stock may be transferred only (i) under the circumstances contemplated by the Lock-up Letter executed by each of the Stock Growth Plan and the Employee Stock Ownership Plan,
(ii) under the circumstances contemplated by Section 3.B(a) of the Underwriting Agreement, between the Company and the Underwriters named therein, relating to the Company's contemplated initial public offering, in the case of the Employee Stock Ownership Plan, (iii) by one Holder to the other Holder, (iv) pursuant to Rule 144 under the Securities Act or (v) in response to a tender offer made by a third party for 100% of the outstanding Common Stock. After the expiration of the 180-day period specified in the Lock-up Letters, Restricted Stock may also be transferred in any disposition to any third party; provided, that, the
                                                      --------
approval of a majority of the Company's Board of Directors, which majority includes at least two independent directors, shall be required for any sales to a "non-financial" purchaser of 10% or more of the then outstanding Common Stock and any sales to any other purchaser of 20% or more of the then outstanding Common Stock. For purposes of the preceding sentence, a "non-financial" purchaser is a purchaser (together with all "affiliates" and "associates" of such purchaser, as such terms are defined in Rule 12b-2 under the Exchange Act) that is acquiring the Company Common Stock for

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the purpose, expressed in the Schedule 13D filed by such purchaser, of obtaining control of, or substantial influence over, the Company. Each certificate of Restricted Stock transferred pursuant to this Section 3 shall bear the legend set forth in Section 2, unless (i) such transfer is in accordance with the provisions of Rule 144 or any other rule permitting public sale without registration under the Securities Act, or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee, other than an affiliate of the Company, would be entitled to transfer such securities in a public sale without registration under the Securities Act.

          The foregoing restrictions on transferability of Restricted Stock shall terminate as to any particular shares of Restricted Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a Holder is able to demonstrate to the Company and its counsel that the provisions of Rule 144(k) of the Securities Act are available to such Holder without limitation, such Holder shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.

          4.  Required Registration.
              ---------------------

          (a) Commencing two years after the date hereof, either Holder may request the Company to register under the Securities Act all or any portion of the Restricted Stock held by such requesting Holder for sale in the manner specified in such notice, it being understood that the Company shall only be obligated to register shares of Class A Common Stock. Such notice shall not be effective unless the requesting Holder provides the other Holder with a copy thereof (unless such notice is jointly given by both Holders).

          (b) Promptly following receipt of any notice under Section 4(a), the Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from the requesting Holder or Holders, the number of shares of Restricted Stock specified in such notice and in any notice received from the other Holder within 15 days after its receipt of such notice from the requesting Holder; provided, however, that if the proposed method of
                        --------  -------
     disposition specified by the requesting Holders shall be an underwritten public offering, the number of shares of Restricted Stock to be included in such an offering may be reduced pro rata between the requesting Holders
                                     --- ----
     based on the number of shares of Restricted Stock so requested to be registered if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Restricted Stock to be sold. If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the selling Holders of a majority of the Restricted Stock included in the offering, which approval shall not be unreasonably withheld. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two occasions only. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 4 shall be deemed satisfied only when a registration statement covering

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

     all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offer, all such shares shall have been sold pursuant thereto.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Class A Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, if such method of disposition shall be an underwritten public offering, such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except as provided in this paragraph (c), the Company shall not effect any other registration of its Class A Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from the requesting Holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

          5.  Form S-3 Registration.
              ---------------------

          (a) Commencing two years after the date hereof, either or both Holders may request the Company to effect a registration on Form S-3 and any related qualification or compliance with respect to at least 20% of the total Restricted Stock owned by them. Such notice shall not be effective unless the requesting Holder provides the other Holder with a copy thereof (unless such notice is jointly given by both Holders). In such event, the Company shall, as soon as practicable, effect such registration, including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations, as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holders' Restricted Stock as are specified in such request, together with all or such portion of the Restricted Stock of any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company; provided, that the
                                                            --------
     Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 5 (A) more than once in any 12-month period, or (B) if the Company is not entitled to use Form S-3. In any event, the Company shall only be obligated to register shares of Class A Common Stock.

          (b) Registrations effected pursuant to this Section 5 shall not be counted as requests for registration effected pursuant to Section 4.

          6.  Incidental Registration.  Commencing one year after the date
              -----------------------
hereof, if the Company, other than pursuant to Section 4 or 5, proposes to register any of its Class A Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Form

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

S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public, it shall give written notice at such time to the Holders of its intention to do so. On the written request of either Holder, given within 30 days after receipt of any such notice by the Company, to register any of its Restricted Stock, which request shall state the intended method of disposition thereof, the Company shall use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by such Holder, in accordance with its written request, of such Restricted Stock so registered; provided, that nothing herein shall prevent the Company from
               --------
abandoning or delaying such registration at any time and provided that the Company shall only be obligated to register shares of Class A Common Stock. In the event that any registration pursuant to this Section shall be, in whole or in part, an underwritten public offering, any request by a Holder pursuant to this Section 6 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Class A Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced pro rata among the requesting Holders based on
                               --- ----
the number of shares of Restricted Stock so requested to be registered if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that such number of shares of Restricted
                     --------  -------
Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company.

          Notwithstanding anything to the contrary contained in this Section 6, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Restricted Stock and a Holder does not elect to sell his Restricted Stock to the underwriters of the Company's securities in connection with such offering, such Holder shall refrain from selling its Restricted Stock during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that
                                                         --------  -------
subject to any other applicable restrictions, such Holder shall, in any event, be entitled to sell its Restricted Stock commencing on the 180th day after the effective date of such registration statement.

          7.  Registration Procedures.  If and whenever the Company is required
              -----------------------
by the provisions of Section 4, 5 or 6 to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company shall, as expeditiously as possible:

          (a) prepare, and afford counsel for the selling Holders reasonable opportunity to review and comment on, and file with the Commission a registration statement, which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or another form of general applicability satisfactory to the managing underwriter selected as therein provided with respect to such securities and use its best efforts to cause such

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

     registration statement to become and remain effective for the period of the distribution contemplated thereby, determined as hereinafter provided;

          (b) prepare, and afford counsel for the selling Holders reasonable opportunity to review and comment on, and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the selling Holders' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each selling Holder and to each underwriter such number of copies of the registration statement and the prospectus included therein, including each preliminary prospectus, as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the selling Holders or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request; provided, that the Company shall not be required to (i) qualify
              --------
     generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) immediately notify each selling Holder under such registration statement and each underwriter at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (f) use its best efforts, if the offering is underwritten, to furnish, at the request of any selling Holder, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such selling Holder, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that such

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

     counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein; and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such selling Holder or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters, including information as to the period ending no more than 5 business days prior to the date of such letter, with respect to the registration in respect of which such letter is being given as such underwriters or selling Holder may reasonably request; and

          (g) make available for inspection by each selling Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information, reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement and permit such selling Holder, attorney, accountant or agent to participate in the preparation of such registration statement.

For purposes of paragraphs (a) and (b) above and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or six months after the effective date thereof.

          In connection with each registration hereunder, the selling Holders shall furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Sections 4, 5 and 6 covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature; provided, however, that
                                                        --------  -------
such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof; provided, further, however,
                                                  --------  -------  -------
that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, such managing underwriter and the selling Holders.

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

          8.  Expenses.  All expenses incurred by the Company in complying with
              --------
Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and fees and expenses of counsel for the selling Holders but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

          The Company shall pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4, 5 or 6. All Selling Expenses in connection with any registration statement filed pursuant to Section 4, 5 or 6 shall be borne by the selling Holders in proportion to the number of shares sold by each, or by such persons other than the Company, except to the extent the Company shall be a seller, as they may agree.

          9.  Indemnification.  In the event of a registration of any of the
              ---------------
Restricted Stock under the Securities Act pursuant to Section 4, 5 or 6, the Company shall indemnify and hold harmless each selling Holder thereunder and each underwriter of Restricted Stock thereunder and each other person, if any, who controls such selling Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such selling Holder or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such selling Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case if and
--------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished by such selling Holder, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

          In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, 5 or 6, each selling Holder thereunder, severally and not jointly, shall indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such selling Holder shall be liable hereunder in any
--------  -------
such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished by such selling Holder in writing specifically for use in such registration statement or prospectus; provided,
                                                                   --------
further, however, that the liability of each selling Holder hereunder shall be
-------  -------
limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such selling Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds, net of underwriting discounts and commissions, received by such selling Holder from the sale of Restricted Stock covered by such registration statement.

          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in
                                  --------  -------
any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          If the indemnification provided for in the first two paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the selling Holders, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this
Section 9. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the selling Holders, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation, even if all of the selling Holders were
              --- ----
treated as one entity for such purpose, or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the selling Holders shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          The indemnification of underwriters provided for in this Section 9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the selling Holders' request be modified to conform to such terms and conditions.

          10.  Changes in Common Stock.  If, and as often as, there are any
               -----------------------
changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

          11.  Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to you as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and shall not violate any provision of law, any order of any court or other agency of government, the Restated Certificate of Incorporation or Restated By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute, with due notice or lapse of time or both, a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

          12.  Rule 144 Reporting.  The Company agrees with you as follows:
               ------------------

          (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and, after the date it is first required to do so.

          (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

          (c) The Company shall furnish to each Holder forthwith on request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, at any time from and after the date it first becomes subject to such reporting requirements, and of the Securities Act and the Exchange Act, at any time after it has become subject to such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a Holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a Holder to sell any Restricted Stock without registration.

          13.  Agreement of Employee Stock Ownership Plan as to Future
               -------------------------------------------------------
Purchases. The Employee Stock Ownership Plan agrees that it shall not increase its holdings of Common Stock by more than 33_% of the outstanding shares of Class A Common Stock in any three-year period, unless the Company's independent directors approve the purchase of a greater amount.

          14.  Miscellaneous.
               -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered by hand or sent by first class registered mail, postage prepaid, or reputable overnight courier service and shall be deemed given when so delivered by hand, or if mailed, three days after mailing (one business day in the case of overnight courier service), addressed as follows:

          if to the Company:

               Interep National Radio Sales, Inc.
               100 Park Avenue
               New York, New York 10017
               Telephone: (212) 916-0700
               Attn: Mr. William J. McEntee, Jr.

          with copies to:

               Salans Hertzfeld Heilbronn Christy & Viener
               620 Fifth Avenue
               New York, New York 10020
               Telephone: (212) 632-5500
               Attn: Laurence S. Markowitz, Esq.

          if to the Holders:

               c/o Interep National Radio Sales, Inc.
               100 Park Avenue
               New York, New York 10017
               Telephone: (212) 916-0700
               Attn: Mr. Ralph C. Guild, Trustee
          with copies to:

               Ludwig, Goldberg & Krenzel
               50 California Street
               36th Floor
               San Francisco, CA 94111
               Telephone: (415) 591-5200
               Attn: Lawrence Goldberg, Esq.

          or, in any case, at such other address or addresses as shall have been furnished in writing to the Company, in the case of a Holder or to the Holders, in the case of the Company.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing. The Company shall not grant any registration rights to any other person without your consent.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Please indicate your acceptance of the foregoing, by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.

                                        Very truly yours,

                                        INTEREP NATIONAL RADIO SALES, INC.



                                        By:_______________________________
                                           William J. McEntee, Jr.
                                           Vice President


AGREED TO AND ACCEPTED
as of the date first above written

INTEREP EMPLOYEE STOCK OWNERSHIP PLAN



By:____________________________
         Ralph C. Guild
           Trustee


INTEREP STOCK GROWTH PLAN



By:____________________________
         Ralph C. Guild
           Trustee